Exhibit 13.1
Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 20-F of Unilever N.V., a corporation organized under the laws of The Netherlands (the “Company”) for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 1 March, 2011
/s/ Paulus Gerardus Josephus Maria Polman
Paulus Gerardus Josephus Maria Polman
Chief Executive Officer

Dated: 1 March, 2011
/s/ Raoul Jean-Marc Sidney Huet
Raoul Jean-Marc Sidney Huet
Chief Financial Officer